UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 3, 2023, Civitas Resources, Inc. (the “Company”) entered into a purchase and sale agreement (the “PSA”) with Vencer Energy, LLC, a Delaware limited liability company (“Vencer”), pursuant to which the Company agreed to acquire from Vencer certain oil and gas properties, interests and related assets located in Glasscock, Martin, Midland, Reagan and Upton Counties, Texas (the “Assets”).

As consideration for the transactions contemplated by the PSA (collectively, the “Asset Acquisition”), Vencer will receive an aggregate of $2,150,000,000, with the initial consideration payable at the closing of the transactions (the "Closing") comprised of (i) $1,000,000,000 in cash, subject to certain customary purchase price adjustments set forth in the PSA (as adjusted, the “Cash Consideration”), and (ii) 7,289,515 shares of common stock, par value $0.01 per share, of the Company (the “Shares”) valued at approximately $600,000,000, subject to certain customary anti-dilution and purchase price adjustments (as adjusted, the “Stock Consideration”). As further consideration for the Assets, the Company will pay to Vencer up to $550,000,000 in cash on January 3, 2025 (the “Deferred Payment” and, together with the Cash Consideration and the Stock Consideration, as each may be adjusted, the “Purchase Price”). The Company has the option to increase the Cash Consideration payable at Closing and retire all or a portion of the Deferred Payment, in which event, the remaining Deferred Payment (if any) due on January 3, 2025, will be reduced as and to the extent provided in the PSA.

The obligations of the parties to complete the Asset Acquisition are subject to the satisfaction or waiver of customary closing conditions set forth in the PSA. In connection with and upon execution of the PSA, the Company deposited with an escrow agent a cash deposit equal to 7.5% of the unadjusted Purchase Price, to assure the Company’s and Vencer’s performance of their respective obligations thereunder and therein, pursuant to an escrow agreement among the Company, Vencer, and the escrow agent.

In accordance with the terms of the PSA, at the closing of the Asset Acquisition, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with Vencer and its designees pursuant to which the Company will agree to, on the terms set forth therein and among other things, to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering for resale the Shares comprising the Stock Consideration issued in connection with the Asset Acquisition.

The foregoing description of the PSA and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the PSA, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is included as Exhibit C to the PSA and is incorporated herein by reference.

The PSA has been included with this Current Report on Form 8-K (this “Current Report”) to provide investors and security holders with information regarding the terms of the transactions contemplated therein. It is not intended to provide any other factual information about the Company, Vencer or the Assets. The representations, warranties, covenants and agreements contained in the PSA, which are made only for purposes of the PSA and as of specific dates, are solely for the benefit of the parties to the PSA, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the PSA instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Vencer or the Assets. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the PSA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the Asset Acquisition is incorporated by reference into this Item 3.02. Under the PSA, the Company has agreed to issue the Shares to Vencer or its designees at the closing of the Asset Acquisition. The Shares will be issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) of the Securities Act to a limited number of persons who are “accredited investors” or “sophisticated persons” as those terms are defined in Rule 501 of Regulation D promulgated by the SEC, without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. The Company will rely upon representations, warranties, certifications and agreements of Vencer and its designees and certain others in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder. None of the Stock Consideration has been registered under the Securities Act or applicable state securities laws and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 7.01.	Regulation FD Disclosure.

On October 4, 2023, the Company issued a press release announcing the entry into the PSA. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. You should not assume that the information contained in this Report or the accompanying Exhibits is accurate as of any date other than the date of each such document. Our business, financial condition, results of operations, prospects and assumptions that were utilized may have changed since those dates.

Forward-Looking Statements and Cautionary Statements

Certain statements in this Report concerning future opportunities for the Company, future financial performance and condition, guidance and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, returns to shareholders assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company’s plans and expectations with respect to the Asset Acquisition and the anticipated impact of the Asset Acquisition on the Company’s results of operations, financial position, growth opportunities, reserve estimates and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the Company’s future financial condition, results of operations, strategy and plans; the ability of the Company to realize anticipated synergies related to the Asset Acquisition in the timeframe expected or at all; changes in capital markets and the ability of the Company to finance operations in the manner expected; the effects of commodity prices; and the risks of oil and gas activities. Additionally, risks and uncertainties that could cause actual results to differ materially from those anticipated also include: declines or volatility in the prices we receive for our oil, natural gas, and natural gas liquids; general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business, including any future economic downturn, the impact of continued or further inflation, disruption in the financial markets and the availability of credit on acceptable terms; our ability to identify and select possible additional acquisition and disposition opportunities; the effects of disruption of our operations or excess supply of oil and natural gas due to world health events and the actions by certain oil and natural gas producing countries including Russia; the continuing effects of the COVID-19 pandemic, including any recurrence or the worsening thereof; the ability of our customers to meet their obligations to us; our access to capital on acceptable terms; our ability to generate sufficient cash flow from operations, borrowings, or other sources to enable us to fully develop our undeveloped acreage positions; our ability to pursue potential capital management activities such as share repurchases, paying dividends at their current level or at all, or additional mechanisms to return excess capital to shareholders; our ability to pursue potential capital management activities such as share repurchases, paying dividends at their current level or at all, or additional mechanisms to return excess capital to shareholders; the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs; uncertainties associated with estimates of proved oil and gas reserves; the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental, health and safety regulation and regulations addressing climate change); environmental, health and safety risks; seasonal weather conditions, as well as severe weather and other natural events caused by climate change; lease stipulations; drilling and operating risks, including the risks associated with the employment of horizontal drilling and completion techniques; our ability to acquire adequate supplies of water for drilling and completion operations; availability of oilfield equipment, services, and personnel; exploration and development risks; operational interruption of centralized oil and natural gas processing facilities; competition in the oil and natural gas industry; management’s ability to execute our plans to meet our goals; unforeseen difficulties encountered in operating in new geographic areas; our ability to attract and retain key members of our senior management and key technical employees; our ability to maintain effective internal controls; access to adequate gathering systems and pipeline take-away capacity; our ability to secure adequate processing capacity for natural gas we produce, to secure adequate transportation for oil, natural gas, and natural gas liquids we produce, and to sell the oil, natural gas, and natural gas liquids at market prices; costs and other risks associated with perfecting title for mineral rights in some of our properties; political conditions in or affecting other producing countries, including conflicts in or relating to the Middle East, South America and Russia (including the current events involving Russia and Ukraine), and other sustained military campaigns or acts of terrorism or sabotage; and other economic, competitive, governmental, legislative, regulatory, geopolitical, and technological factors that may negatively impact our businesses, operations, or pricing. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in the Company’s most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and SEC filings. All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated as of October 3, 2023, by and among Vencer Energy, LLC, as seller, and Civitas Resources, Inc., as buyer.
99.1	Press Release issued October 4, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civitas Resources, Inc.

Date: October 4, 2023	By:	/s/ Travis L. Counts
	Name:	Travis L. Counts
	Title:	Chief Legal Officer and Secretary